                                                                    EXHIBIT 99.1

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

OPERATING REPORT NO.      3
FOR THE MONTH ENDING: 6/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

** This report reflects activity for all bank accounts of Leap Wireless International, Inc. - Combined. - see Exhibit B.

BEGINNING BALANCE as of April 1, 2003:                                            $  99,443,990
                                                                                  -------------

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                           $     225,800
                                                                                  -------------

2. LESS:   TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL               pre-petition   $     724,298
           ACCOUNT REPORTS                                        post-petition   $     150,757
                                                                                  -------------
                                                                                  $     875,056

3. BEGINNING BALANCE:                                                             $  98,794,734
                                                                                  -------------

4. RECEIPTS DURING CURRENT PERIOD:

      ACCOUNTS RECEIVABLE - PRE-FILING                            $           -
                                                                  -------------
      ACCOUNTS RECEIVABLE - POST-FILING                           $           -
                                                                  -------------
      GENERAL SALES                                               $           -
                                                                  -------------
      INVESTMENT                                                  $      90,561
                                                                  -------------
      INTEREST                                                    $       1,056
                                                                  -------------
      Intercompany Payments - from Cricket Communications, Inc.   $     668,371
                                                                  -------------
      OTHER** (SPECIFY
                                                                  -------------

                           TOTAL RECEIPTS THIS PERIOD:                            $     759,989
                                                                                  -------------
5. BALANCE:                                                                       $  99,554,723
                                                                                  -------------

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                $  14,254,721
                 (Total from Page 2)                                              -------------

7. ENDING BALANCE **:                                                             $  85,300,002
                                                                                  -------------

8. GENERAL ACCOUNT NUMBER_________________________
DEPOSITORY NAME AND LOCATION
__________________________________________________

         *THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING
         DEBTORS:

         Leap Wireless International, Inc.

         Backwire.com, Inc.

         Telephone Entertainment Network, Inc.

         Cricket Licensee III, Inc.

         Cricket Licensee V, Inc.

         Cricket Licensee VI, Inc.

         Cricket Licensee VII, Inc.

         Cricket Licensee VIII, Inc.

         Cricket Licensee IX, Inc.

         Cricket Licensee X, Inc.

         Cricket Licensee XI, Inc.

         Cricket Licensee XII, Inc.

         MCG PCS Licensee Corporation, Inc.

         Leap PCS Mexico, Inc.

         ** THIS BALANCE INCLUDES CASH AND CASH EQUIVALENTS, SHORT TERM INVESTMENTS AND RESTRICTRED CASH. DIFFERENCES FROM THE BALANCE SHEET ARE DUE TO TIMING ISSUES (I.E. OUTSTANDING CHECKS VS CLEARED CHECKS, DEPOSITS IN TRANSIT, ETC.).

Leap Wireless International, Inc. - Combined
Exhibit B

         THIS OPERATING REPORT INCLUDES INFORMATION RELATING TO THE FOLLOWING BANK ACCOUNTS:*

      Bank Account                Account #
-------------------------         ---------
Wells Fargo                      4758372452
Credit Suisse Asset Mgmt.         247005507
US Bank                           124125099

* Includes petty cash.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED*

OPERATING REPORT NO.  3
FOR THE MONTH ENDING: 6/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)
TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Payment Date   Payment Number           Vendor Name             Payment Activity
  06/12/03         28860        GLENBOROUGH FUND V                   11,386.31
  06/12/03         28874        GLENBOROUGH FUND V                   18,977.19
  06/10/03         28875        PITNEY BOWES INC.                       158.16
  06/05/03         28876        SBC CA-PACIFIC BELL                      47.10
  06/13/03         28877        TARGOFF, MICHAEL B                    4,360.78
  06/04/03         28878        BOWNE OF LOS ANGELE                     671.00
  06/11/03         28880        WESTCORE SPIDG, LLC                 113,130.18
  06/16/03         28881        BOWNE OF LOS ANGELES INC             34,482.50
  06/30/03         28885        CORT FURNITURE RENTAL                 5,347.92
  05/07/03                      State Street Escrow interest     14,062,500.00 *

                        Other Payments/ Bank Charges

  06/30/03                      Service Charge Leap                      27.50
  06/20/03                      Client Service Charge                 3,631.89

                                                                 -------------
                                   Total                         14,254,720.53
                                                                 =============

* May, 2003 disbursement; not reported previously.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                3
FOR THE MONTH ENDING:           6/30/2003

I. CASH RECEIPTS AND DISBURSEMENTS
D. SUMMARY SCHEDULE OF CASH**

Ending Balance Wells Fargo      $   3,374,199
Credit Swiss Asset Management   $  81,606,655
                                -------------
Subtotal Cash in Bank           $  84,980,854
Checks Outstanding              $     (28,354)
                                -------------
Available Cash                  $  84,952,500

Restricted Cash*                $     199,327
                                -------------

Total Cash***                   $  85,151,826

* Pledged to provide for the payment of scheduled interest payments on long-term notes payable.

** See Exhibit B for bank account detail.

*** Differences from other cash balances reported within are related to timing issues (I.e. outstanding checks vs cleared checks, deposits in transit, etc.).

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.         3
FOR THE MONTH ENDING:     6/30/2003

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS

The reporting Debtors are generally current on payments for obligations arising post-petition to creditors, lessors and other parties to executory contracts.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.           3
FOR THE MONTH ENDING:      6/30/2003

III. TAX LIABILITIES

For the Reporting Period:                  June, 2003
Gross Service Sales Subject to Sales Tax:      n/a
(for the reporting period - May-03)        ----------

Total Wages Paid:                              n/a
                                           ----------

                         Amounts Owing
                        (Post Petition)   Delinquent Balance
                        ---------------   ------------------
      Sales & Use:      $             -   $                -

      Other Taxes:      $             -   $                -

*     Property Taxes:   $        18,631   $           25,955
                        ---------------   ------------------
      Total:            $        18,631   $           25,955
                        ===============   ==================

* $25,955 relates to property taxes with a lien date of Jan 1, 2003. Post-petition amount owing is pro-rated annually based on the Ch. 11 filing date.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.              3
FOR THE MONTH ENDING:         6/30/2003

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

                    ACCOUNTS PAYABLE         ACCOUNTS RECEIVABLE
                  (POST-PETITION ONLY)   Pre-Petition   Post-Petition
                  --------------------   ----------------------------
30 days or less   $      1,286,433.00    $          -   $           -
                  ---------------------------------------------------
31 - 61 days                 2,622.48
                  ---------------------------------------------------
61 - 90 days                        -
                  ---------------------------------------------------
91 - 120 days                       -
                  ---------------------------------------------------
Over 120 days                       -
                  ---------------------------------------------------
TOTALS:           $      1,289,055.48    $          -   $           -
                  ---------------------------------------------------

*Accounts Payable includes accounts due to be paid and Accrued Liabilities. Accrued Liabilities are presumed, for the purposes of this report, to be due in 30 days or less.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                 3
FOR THE MONTH ENDING:            6/30/2003

VI. U.S. TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

No fees paid to date.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                 3
FOR THE MONTH ENDING:            6/30/2003

V. INSURANCE COVERAGE**

                                                             Name of                  Amount of       Policy       Premium Paid
             Description                                     Carrier                   Coverage   Expiration Date    Through
---------------------------------------------  -------------------------------------  ----------  ---------------  ------------
Package (including Property,                   American Manufacturers Mutual Ins Co                   9/23/2003      9/23/2003
Builders Risk, Gen Liab, Crime, and Hired and  (Kemper)
& Non-owned Auto)

   Property/Builders                                                                  20,000,000
   Commercial General                                                                  2,000,000
   Business Automobile                                                                 1,000,000
   Crime                                                                                 500,000

International                                  Lumbermens Mutual Casualty Co (Kemper   1,000,000      9/23/2003      9/23/2003

Umbrella                                       Lumbermens Mutual Casualty Co (Kemper  30,000,000      9/23/2003      9/23/2003

Workers' Comp                                  American Protection Ins Co (Kemper)                    9/23/2003      9/23/2003
                                               Each Accident                           1,000,000
                                               Each Employee                           1,000,000

Fiduciary Liab                                 National Union (AIG)                    1,000,000     11/15/2003     11/15/2003

Special Risk                                   National Union (AIG)                    5,000,000      9/23/2003      9/23/2003

Storage Tank Liab                              Commerce and Industry Ins               5,000,000       2/1/2004       2/1/2004

Auto Liability                                 Traveler's Indemnity Co.                1,000,000       5/1/2004      pending

Directors and Officers Liability Insurance     First Union (AIG)                      10,000,000      9/23/2003      9/23/2003
                                               Chubb                                  10,000,000      9/23/2003      9/23/2003

Benefits Insurance
   Basic Life & AD&D                           Met Life                                              Monthly         Monthly
   Supp AD&D
   Supp Life Premium
   Dependent & Group Dep Life
   Spousal Life
   Dental

   Benefit Administrative Service              Benelogic                                             Monthly         Monthly

   Employee Assistance Program Premium         Integrated Insights                                   Monthly         Monthly

   Flexible Spending Account Admin Fee         Barney & Barney                                       Monthly         Monthly

   Medical                                     CIGNA                                                 Monthly         Monthly

   Long Term Disability                        Prudential                                            Monthly         Monthly
   New York State Disability
   Short Term Disability

   Vision                                      VSP                                                   Monthly         Monthly

   Individual Life Ins                         Empire General                                        Monthly         Monthly
   Individual Life Ins                         Mony Life Insurance                                   Monthly         Monthly
   Individual Life Ins                         Transamerica                                          Monthly         Monthly
   Supp Exec Medical                           Exec-U-Care                                           Monthly         Monthly

** Insurance coverage applies to Leap and each of its subsidiaries.

                  LEAP WIRELESS INTERNATIONAL, INC. - COMBINED
                                  BALANCE SHEET

                            LEAP WIRELESS FINANCIALS
                           PERIOD: JUN-03 CURRENCY USD

[LEAP LOGO]

                                                                              LEAP COMBINED      LEAP COMBINED
                                                           LEAP COMBINED      POST-PETITION*         TOTAL
                                                         -----------------    --------------   -----------------
ASSETS

CASH AND CASH EQUIVALENTS                                    52,258,805.93              0.00       52,258,805.93
SHORT-TERM INVESTMENTS                                       32,680,673.05              0.00       32,680,673.05
RESTRICTED CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS          199,326.72              0.00          199,326.72
INVENTORIES                                                           0.00              0.00                0.00
OTHER CURRENT ASSETS                                         28,356,624.71              0.00       28,356,624.71
                                                          ----------------      ------------    ----------------

    TOTAL CURRENT ASSETS                                    113,495,430.41              0.00      113,495,430.41
PROPERTY AND EQUIPMENT, NET                                   3,847,659.75              0.00        3,847,659.75
WIRELESS LICENSES, NET                                        5,514,060.12              0.00        5,514,060.12
GOODWILL, NET                                                         0.00              0.00                0.00
OTHER INTANGIBLE ASSETS, NET                                          0.00              0.00                0.00
RESTRICTED INVESTMENTS                                                0.00              0.00                0.00
OTHER ASSETS                                                 50,657,604.57              0.00       50,657,604.57
                                                          ----------------      ------------    ----------------

    TOTAL ASSETS                                            173,514,754.85              0.00      173,514,754.85

                                                          ================      ============    ================

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                      6,007,116.66      1,289,055.48        7,296,172.14
CURRENT PORTION OF LONG-TERM DEBT                           615,769,858.21              0.00      615,769,858.21
OTHER CURRENT LIABILITIES                                     1,756,507.91              0.00        1,756,507.91
                                                          ----------------      ------------    ----------------

    TOTAL CURRENT LIABILITIES                               623,533,482.78      1,289,055.48      624,822,538.26
LONG-TERM DEBT                                                        0.00              0.00                0.00
OTHER LONG-TERM LIABILITIES                                  49,697,152.80              0.00       49,697,152.80
                                                          ----------------      ------------    ----------------

    TOTAL LIABILITIES                                       673,230,635.58      1,289,055.48      674,519,691.06
                                                          ----------------      ------------    ----------------

STOCKHOLDER'S EQUITY (DEFICIT):

  PREFERRED STOCK
  COMMON STOCK                                                    6,269.60              0.00            6,269.60
  ADDITIONAL PAID-IN CAPITAL                              1,155,732,709.57              0.00    1,155,732,709.57
  UNEARNED STOCK-BASED COMPENSATION                            (224,889.19)             0.00         (224,889.19)
  ACCUMULATED DEFICIT                                    (1,655,416,282.15)             0.00   (1,655,416,282.15)
  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)              (1,105,675.81)             0.00       (1,105,675.81)
                                                          ----------------      ------------    ----------------

    TOTAL STOCKHOLDER'S EQUITY (DEFICIT)                   (501,007,867.98)             0.00     (501,007,867.98)
                                                          ----------------      ------------    ----------------

    TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)    172,222,767.60      1,289,055.48      173,511,823.08
                                                          ================      ============    ================

*Presents post-petition accounts payable and accounts receivable only.

Note 1: Due to timing issues and GAAP based accounting, the balance sheet is slightly different than the cash receipts/disbursement disclosures. Differences are primarily due to timing differences associated with outstanding checks, deposits in transit, etc. which are not included in the cash analysis.

                        LEAP - COMBINED INCOME STATEMENT

                            LEAP WIRELESS FINANCIALS
                           PERIOD: JUN-03 CURRENCY USD

[LEAP LOGO]

                                                                                       LIFE TO DATE
                                                               JUNE, 2003          BEGINNING APRIL, 2003
                                                                 ACTUAL                   ACTUAL
                                                             --------------        ---------------------
REVENUES
 SERVICE REVENUES                                                      0.00                         0.00
 EQUIPMENT REVENUES                                                    0.00                         0.00
 OTHER REVENUES                                                        0.00                         0.00
                                                             --------------               --------------
TOTAL REVENUES                                                         0.00                         0.00

OPERATING EXPENSES
 COST OF SERVICE                                                       0.00                         0.00
 COST OF EQUIPMENT                                                     0.00                         0.00
 COST OF OTHER REVENUES                                                0.00                         0.00
                                                             --------------               --------------
TOTAL OPERATING EXPENSES                                               0.00                         0.00
                                                             --------------               --------------

GROSS PROFIT
 SERVICE                                                               0.00                         0.00
 EQUIPMENT                                                             0.00                         0.00
 OTHER                                                                 0.00                         0.00
                                                             --------------               --------------
TOTAL GROSS PROFIT                                                     0.00                         0.00

CUSTOMER CARE                                                          0.00                         0.00

GENERAL AND ADMINISTRATIVE                                      (246,039.55) *              1,538,834.73

SALES AND MARKETING                                                    0.00                         0.00

FIXED ASSET WRITE-OFFS                                                 0.00                         0.00

EBITDA                                                           246,039.55                (1,538,834.73)

DEPRECIATION AND AMORTIZATION                                    279,470.34                   576,386.95
DEBT ACCRETION                                                         0.00                         0.00

                                                             --------------               --------------
TOTAL OPERATING EXPENSE                                           33,430.79                 2,115,221.68
                                                             --------------               --------------
OPERATING LOSS                                                   (33,430.79)               (2,115,221.68)

 EQUITY IN NET INCOME (LOSS)                                 (25,571,375.71)              (61,529,155.35)
 INTEREST INCOME                                                 122,041.71                   294,766.41
 INTEREST EXPENSE                                             (1,406,300.49) **            (5,285,768.37)
 FOREIGN CURRENCY TRANSACTION GAINS (LOSSES), NET                      0.00                         0.00
 GAIN (LOSS) ON SUBSIDIARIES                                           0.00                         0.00
 OTHER EXPENSES                                                   76,585.05                    44,010.30
 OTHER EXPENSE - RESTRUCTURING                                (1,668,236.00) *             (2,292,936.00)
                                                             --------------               --------------
INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS    (28,480,716.23)              (70,884,304.69)

 INCOME TAXES                                                          0.00                         0.00
                                                             --------------               --------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS                     (28,480,716.23)              (70,884,304.69)

 EXTRAORDINARY ITEMS                                                   0.00                         0.00

NET INCOME (LOSS)                                            (28,480,716.23)              (70,884,304.69)

* During the month ended June 30, 2003 the Company recorded an adjustment to reclassify $1.0 million from General and Administrative expense to Other Expense
- Restructuring for costs incurred prior to the petition date that were directly related to the restructuring.

** YTD reconciliation of pre-petition interest expense associated with 12.5% senior notes.

LEAP WIRELESS INTERNATIONAL, INC. - COMBINED

OPERATING REPORT NO.                     3
FOR THE MONTH ENDING:                6/30/2003

IX. QUESTIONNAIRE

1 Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except, as have been authorized by the court

         No         X
         Yes     ________

2 State what progress was made during the reporting period toward filing a Plan of Reorganization: A PLAN OF REORGANIZATION WAS FILED ON APRIL 14, 2003 AND MODIFIED PER FILINGS DATED MAY 9, 2003, MAY 23, 2003, JULY 8, 2003 AND JULY 17, 2003.

3 Describe potential future developments which may have a significant impact on the case. NONE.

4 Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE.

5 Did you receive any exempt income this month, which is not set forth in the operating report?

         No         X
         Yes     ________

         I, S. Douglas Hutcheson (Name and title), declare under penalty and perjury that I have fully read and understood the foregoing debtor-in-possession non-business report and that the information contained herein is true and complete to the best of my knowledge.

         Date: July 21, 2003                  /S/ S. Doug Hutcheson
                                              ----------------------------------
                                              Principal for debtor-in-possession

LEAP-COMBINED INCOME STATEMENT FORECAST

The Debtors' management has developed the following forecast (the "Forecast") of the results of operations for Leap Wireless International, Inc. and related companies on a combined basis for the three months ending September 30, 2003 (the "Forecast Period").

The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated results of operations. Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets or projections to stakeholders or to include such information in documents required to be filed with the SEC or otherwise make such information publicly available (except as otherwise required in connection with debtors bankruptcy filings)

The following Forecast was not prepared with a view toward compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forecasts. The independent auditors of the Debtors have not audited, reviewed, compiled or otherwise applied procedures to the Forecast and consequently, do not express an opinion or any other form of assurance with respect to the Forecast. The forecast data was not prepared on a basis consistent with generally accepted accounting principles ("GAAP") as applied to the Debtors' historical financial statements and should not be relied upon as such.

The forecast provided herein has been prepared exclusively by the Debtors' management. These projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by management, may not be realized, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Debtors' control. The Debtors caution that no representations or warranties can be made as to their ability to achieve the projected results. Some assumptions inevitably will not materialize. Further, events and circumstances occurring subsequent to the date on which this forecast was prepared may be different from those assumed or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a material and possibly adverse manner. The forecast, therefore, may not be relied upon as a guaranty or other assurance of the actual results that will occur.

The Forecast should be read in conjunction with the assumptions, qualifications and expectations set forth in the "Business" section, "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and the Consolidated Financial Statements (including the notes and schedules thereto) in the 2002 Annual Report on Form 10-K/A of Leap Wireless International, Inc., filed with the SEC on April 16, 2003 and in Leap's Quarterly Report on Form 10-Q for the period ending March 31 , 2003, filed with the SEC on May 15, 2003. Also see the section entitled "Risk Factors" in Leap's Quarterly Report on Form 10-Q for the period ending March 31, 2003.